UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PARR FAMILY OF FUNDS
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the  offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and  the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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PARR FAMILY OF FUNDS
(FORMERLY POPE FAMILY OF FUNDS)
NOTICE OF 2007 SPECIAL SHAREHOLDERS’ MEETING
AND PROXY STATEMENT

5100 Poplar Avenue
Suite 3117
Memphis, Tennessee 38137

September 21, 2007

Dear Shareholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the shareholders of The USX China Fund (formerly known as the Halter Pope USX China Fund) (“Fund”), a series of the Parr Family of Funds (formally known as the Pope Family of Funds) (“Trust”), to be held on October 12, 2007, at 3:00 p.m. Central Standard Time, at the offices of the Trust located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137.

The Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed with this letter. The matters listed in the Notice of Special Meeting are more fully described in the enclosed Proxy Statement.

It is important that your shares are represented and voted at the Special Meeting, regardless of the size of your holdings. Accordingly, I urge you to vote, sign, date and return the Proxy Card in the enclosed postage-paid envelope as soon as possible, even if you plan to attend the Special Meeting. Signing the enclosed Proxy will not prevent you from voting in person if you attend the Special Meeting but will assure that your vote is counted if you are unable to attend.

We hope that you can attend the Special Meeting. We appreciate your interest in and support of the Fund.

Sincerely, /s/ Stephen L. Parr President Parr Family of Funds

PARR FAMILY OF FUNDS
5100 Poplar Avenue
Suite 3117
Memphis, Tennessee 38137
Tel (901) 763-4001 Fax (901) 680-5587

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2007

To the Shareholders of Parr Family of Funds:

A special meeting (the “Special Meeting”) of the shareholders of The USX China Fund (“Fund”), a series of the Parr Family of Funds (“Trust”), will be held on October 12, 2007, at 3:00 p.m. Central Standard Time, at the offices of the Trust located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137, to consider and take action with respect to the following matters:

1.	To approve a new investment advisory agreement with Parr Financial Group, LLC as the investment adviser to the Trust, on behalf of the Fund; and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The proposals are discussed in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust has fixed the close of business on September 7, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

It Is Important That Proxy Cards Be Returned Promptly.

You are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting, to assure your shares are represented at the Special Meeting, please date, sign, and promptly mail the enclosed Proxy Card in the envelope provided, for which no additional postage is required if mailed in the United States. Instructions for the proper execution of the Proxy Card(s) are set forth at the end of the attached Proxy Statement.

By Order of the Board of Trustees,

/s/ James W. McDowell, Jr.
James W. McDowell, Jr., Chairman

Memphis, Tennessee
September 21, 2007

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

  1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement. We have provided you with a brief overview of the Proxy Statement using the questions and answers below.

QUESTIONS AND ANSWERS

Q: What am I being asked to vote on?

A: You are being asked to approve the following proposals: (i) a new investment advisory agreement (a “New Advisory Agreement”) for your fund, The USX China Fund (the “Fund”), a series of the Parr Family of Funds (the “Trust”), with Parr Financial Group, LLC (the “New Adviser”); and (ii) any other business which may come before the shareholders of the Fund.

Q. Why am I being asked to vote on the New Advisory Agreement?

A: Mr. Stephen L. Parr, one of the Fund’s original portfolio managers, has been managing the Fund since the Fund’s inception. In July 2007, Mr. Parr decided to resign from Pope Asset Management, LLC, the Fund’s former investment adviser (the “Former Adviser”) and join the New Adviser, a newly organized registered investment advisory firm owned by Mr. Parr. After considering the Trust’s options, the Trust’s Board of Trustees (“Board”) determined that it was in the best interests of the Fund and its shareholders for Mr. Parr to continue as portfolio manager of the Fund. As a result, the Board determined to engage the New Adviser as the new investment adviser for the Fund, and the Board approved an interim investment advisory agreement by and between the New Adviser and the Trust on behalf of the Fund, effective August 1, 2007 (the “Interim Advisory Agreement”). With the consent of the Former Adviser, the Trust terminated the Fund’s then existing investment advisory agreement (the “Previous Advisory Agreement”) with the Former Adviser, effective July 31, 2007.

In accordance with applicable rules under the Investment Company Act of 1940, as amended (the “1940 Act”), the term of the Interim Advisory Agreement with the New Adviser is limited to 150 days from its effective date of August 1, 2007 (December 28, 2007). In order for the New Adviser (and Mr. Parr) to continue managing the Fund, the 1940 Act requires that the New Advisory Agreement be approved by a majority of the shares of the Fund.

Q. How does the Interim Advisory Agreement differ from the Fund’s Previous Advisory Agreement?

A. The Interim Advisory Agreement is similar in all material respects to the Previous Advisory Agreement; provided, however, that, the Interim Advisory Agreement is with the New Adviser and, in accordance with Rule 15a-4 of the 1940 Act, (i) the term of the Interim Advisory Agreement expires on the earlier of 150 days from its effective date of August 1, 2007 (December 28, 2007) or the date the New Advisory Agreement is approved by the shareholders of the Fund; and (ii) the Interim Advisory Agreement may be terminated by the Fund on 10 days’ written notice to the New Adviser.

Q. How will the New Advisory Agreement differ from the Fund’s Interim Advisory Agreement?

A: The New Advisory Agreement is the same as the Fund’s Interim Advisory Agreement, except that (i) the New Advisory Agreement has an initial term of two (2) years, and is renewable by the Board on an annual basis thereafter; and (ii) the New Advisory Agreement may be terminated by the Fund on 60 days’ notice to the New Adviser.

Q:  Will the approval of the Fund’s New Advisory Agreement change the total fees payable under the Fund’s Interim Advisory Agreement?

A: No. The total fees, including waivers and expense reimbursements, payable to the New Adviser under the New Advisory Agreement will be the same as the fees paid under the Interim Advisory Agreement (which are the same as the fees under the Previous Advisory Agreement).

Q.  How will the approval of the Fund’s New Advisory Agreement change the management of the Fund?

A:  Approval of the New Advisory Agreement will not change the current management of the Fund. The New Adviser’s current portfolio management team includes Mr. Parr who has been managing the Fund since inception. The New Adviser’s portfolio management team will continue to manage the Fund’s portfolio without change under the New Advisory Agreement. William P. Wells, who is a principal of the Former Adviser and was a portfolio manager of the Fund under the Previous Advisory Agreement along with Mr. Parr, is no longer involved with managing the Fund’s portfolio.

Q: Who is eligible to vote?

A: Shareholders of record at the close of business on September 7, 2007 are entitled to be present and to vote at the special meeting. Each share of record of the Fund is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the special meeting.

Q: How do I ensure that my vote is accurately recorded?

A: You may attend the special meeting and vote in person or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the special meeting will be voted as specified. If you specify a vote on any of Proposals 1 or 2, your proxy will be voted as you indicate, and any Proposals for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q: May I revoke my proxy?

A: You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Trust that is received by the Trust at or prior to the special meeting, or by attending the special meeting and voting in person.

PARR FAMILY OF FUNDS
5100 Poplar Avenue
Suite 3117
Memphis, Tennessee 38137
__________________________

PROXY STATEMENT
__________________________

September 21, 2007

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of the Parr Family of Funds (“Trust”), on behalf of The USX China Fund (the “Fund”)1 ,for use at a special meeting of the shareholders of the Fund (the “Special Meeting”). The Special Meeting will be held at the offices of the Trust located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137, on October 12, 2007, at 3:00 p.m. Central Standard Time, and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed to the Fund’s shareholders on or about September 21, 2007.

A Proxy Card that is properly executed and returned to the Fund prior to the Special Meeting will be voted as provided therein at the Special Meeting and at any adjournment thereof. A proxy may be revoked at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to the Fund at any time before the proxy is exercised or by voting in person at the Special Meeting. Signing and mailing a Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

The Board intends to bring before the Special Meeting the two proposals that are set forth in the Notice of Special Meeting of Shareholders and that are described in more detail in this Proxy Statement. The persons named as proxies on the enclosed Proxy Card will vote all shares represented by proxies in accordance with the instructions of shareholders as specified on the enclosed Proxy Card. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker submits a proxy card with respect to shares of the Fund held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner and does not have discretionary power to vote on a particular matter. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters.

A quorum for the transaction of any business at the Special Meeting is constituted by the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote at the Special Meeting representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote at the Special Meeting. As noted above, for purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker non-votes will be treated as shares that are present at the Special Meeting for purposes of a quorum.

1 Prior to August 27, 2007, the Trust was known as the Pope Family of Funds and the Fund was known as the Halter Pope USX China Fund.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the Special Meeting without notice, except announcement at the Special Meeting (or any adjournment thereof); provided, that no adjournment will be for a period exceeding 120 days after the record date.

In the event an adjournment is proposed because a quorum is not present, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 1 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 1, against any such adjournment. In the event a quorum is present but sufficient votes to approve Proposal 2 are not received, the persons named as proxies will vote those proxies they are entitled to vote FOR Proposal 2 in favor of such adjournment, and will vote those proxies required to be voted AGAINST Proposal 2, against any such adjournment.

In addition to soliciting proxies by mail, officers or employees of the Fund may solicit proxies by telephone, telegraph or in person, without special compensation. The Fund may retain a proxy solicitor who would be paid usual and customary fees to assist in the solicitation of proxies. The New Adviser has agreed to pay for the out-of-pocket expenses of the solicitation on behalf of the Fund.

Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund’s Proxy Card. A number of banks and brokerage firms are participating in a program that offers a means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or by telephone by using the website or telephone number shown on the instruction form received from your broker or bank.

Only shareholders of record in the Fund at the close of business on September 7, 2007 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. Each shareholder of record in the Fund on the Record Date is entitled to one vote for each share held in the Fund. On the Record Date, 2,333,253 shares of the Fund were issued and outstanding.

The Annual Report of the Fund for the fiscal year ended April 30, 2007, including audited financial statements, and the Semi-Annual Report for the Fund for the period ended October 31, 2006, were mailed to shareholders of record on or about July 7, 2007, and January 8, 2007, respectively. Copies of the Fund’s Annual and most recent Semi-Annual Reports may be obtained, without charge, by writing to the Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904 or by calling the Fund toll-free at 877-244-6235 .

PROPOSAL 1

APPROVAL OF A NEW INVESTMENT ADVISORY
AGREEMENT WITH PARR FINANCIAL GROUP, LLC.

Background

From the date the Fund commenced operations on September 23, 2005 until July 31, 2007, Pope Asset Management, LLC (“Pope”) served as the Trust’s investment adviser pursuant to an investment advisory agreement between the Trust and Pope (“Previous Advisory Agreement”). Pope is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) and located at 5100 Poplar Avenue, Suite 805, Memphis, Tennessee 38137. William P. Wells, President and a senior portfolio manager of Pope, and Stephen L. Parr, Vice President and a senior portfolio manager of Pope, served as the sole portfolio managers of the Fund during that time. In addition, Mr. Parr was, and continues to serve as, a member of the Board of Trustees and as the President to the Trust. The Previous Advisory Agreement was last submitted to a vote of shareholders on May 27, 2005. Under the Previous Advisory Agreement, for the fiscal year ended April 30, 2007, the Trust incurred an aggregate of $244,398 in advisory fees, and $122,728 in advisory fees were waived under the expense limitation agreement with Pope.

In July 2007, Mr. Parr determined to resign from Pope and join Parr Financial Group, LLC (“PFG”), an SEC registered investment adviser located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137 that was organized by Mr. Parr. PFG is 100% owned by Mr. Parr. Mr. Parr is the managing member of PFG and serves as its portfolio manager.

As a result of Mr. Parr’s decision to leave Pope, a special meeting of the Board of Trustees was held on July 30, 2007 (the “Special Board Meeting”). At the Special Board Meeting, the Board determined it was in the best interest of the Fund and its shareholders to have Mr. Parr continue as the portfolio manager of the Fund. Therefore, the Board (including a majority of the Trustees who are not “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (collectively, the “Independent Trustees”) voted to approve the termination of the Previous Advisory Agreement and approve two separate investment advisory agreements between the Trust and PFG. A description of the agreements with PFG and the Board’s considerations in approving the new agreements is set forth below.

Investment Advisory Agreements Between the Trust and PFG

The first agreement is an interim investment advisory agreement dated August 1, 2007 (the “Interim Advisory Agreement”) between the Trust and PFG pursuant to Rule 15a-4 of the 1940 Act. The Interim Advisory Agreement is the contract under which PFG is currently providing investment advisory services to the Trust and does not have to be submitted to the Fund’s shareholders for their approval. The Interim Advisory Agreement is only a temporary agreement and expires 150 days from its effective date of August 1, 2007 (December 28, 2007) (“Expiration Date”). At the Special Meeting, the Board and Pope agreed to terminate the Previous Advisory Agreement on July 31, 2007. Therefore, PFG assumed responsibility as the investment adviser of the Fund immediately upon the termination of the Previous Advisory Agreement and the Fund was without an interruption of investment advisory services. With the termination of the Previous Advisory Agreement, Mr. Wells is no longer involved in the management of the Fund.

Under the terms of the Interim Advisory Agreement, PFG provides investment advisory services to the Trust that include, among other things, management and reinvestment of the Fund’s assets, review and supervision of the investment program of the Fund and providing records for, and rendering certain reports to, the Trust. In exchange for such advisory services, the Trust currently pays a monthly fee equal to an annualized rate of 1.25% of the average daily net assets of the Fund. The Interim Advisory Agreement contains usual and customary representations and warranties from PFG and certain indemnification obligations of both PFG and the Trust.

The terms of Interim Advisory Agreement, including the fees described above, are substantially similar to the terms of the Previous Advisory Agreement; provided, however that (i) the Interim Advisory Agreement is with PFG; (ii) the term of the Interim Advisory Agreement expires on the earlier of 150 days from its effective date of August 1, 2007 (December 28, 2007) or the date the New Advisory Agreement is approved by the shareholders of the Fund; and (iii) the Interim Advisory Agreement may be terminated by the Fund on 10 days’ written notice to the New Adviser. The Interim Advisory Agreement also provides that it terminates immediately upon, among other things, (i) assignment of the Interim Advisory Agreement by PFG or (ii) approval of the New Advisory Agreement (as defined below) by the Fund’s shareholders. Therefore, should the Fund’s shareholders vote to approve the New Advisory Agreement at the Special Meeting (or an adjournment thereof), PFG will commence its performance of the investment advisory and management services with respect to the Fund under the terms of the New Advisory Agreement, effective on the date of such shareholder approval. However, if Fund shareholders do not approve the New Advisory Agreement at the Special Meeting (or an adjournment thereof), the Board would be required to consider alternative courses of action, including, among other things, negotiation of another interim investment advisory agreement with a third party investment adviser.

The second agreement the Board approved at the Special Board Meeting is a new investment advisory agreement between the Trust and PFG (the “New Advisory Agreement”) that will be in effect for an initial period of two years from the date of shareholder approval (the “Effective Date”). The New Advisory Agreement is being submitted by the Board to the Fund’s shareholders for their approval by proxy at the Special Meeting. The New Advisory Agreement is the same as the Interim Advisory Agreement, except that (i) the New Advisory Agreement has an initial term of two (2) years, and is renewable by the Board on an annual basis thereafter; and (ii) the New Advisory Agreement may be terminated by the Fund on 60 days’ notice to the New Adviser. The form of the New Advisory Agreement is attached hereto as Exhibit A.

The 1940 Act requires that the Fund’s shareholders approve the New Advisory Agreement in order to permit PFG to continue to act as the investment adviser to the Trust after the Expiration Date of the Interim Advisory Agreement. Therefore, the Board has determined to submit this Proposal for the shareholders’ consideration at the Special Meeting and hereby recommends that Fund shareholders vote “FOR” approval of the New Advisory Agreement.

Information About Parr Financial Group, LLC

PFG has its principal office at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137 and was organized in July 2007 to provide a broad variety of investment advisory and money management services to investment companies, institutional clients and other managed accounts. PFG receives compensation for its investment advisory services based on a percentage of assets under management. As of August 1, 2007, PFG had approximately $40 million of total assets under management and the Fund was PFG’s only client. Mr. Parr will continue to manage the Fund as its sole portfolio manager, assuming the Fund’s shareholders approve the New Advisory Agreement.

Because (i) PFG is a newly-formed registered investment adviser with little operating history and, (ii) although PFG’s principal and sole portfolio manager, Mr. Parr, has been a portfolio manager for the Fund since its inception, he does not have previous experience running a registered investment adviser, shareholders of the Fund bear the risk that PFG’s inexperience managing a firm may limit its effectiveness.

Terms of the New Advisory Agreement

The following description is qualified in its entirety by reference to the form of proposed New Advisory Agreement attached hereto as Exhibit A.

The terms of the New Advisory Agreement are similar in all material respects to the Previous Agreement. The New Advisory Agreement provides that PFG will render certain investment management services to the Fund subject to the control of the Board of Trustees and officers of the Trust and in compliance with (i) such policies as the Board may from time to time establish; (ii) the Fund’s objectives, policies , and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“SAI”), as the same may be amended from time to time, and (iii) with all applicable laws and regulations.

Under the terms of the New Advisory Agreement, PFG will, among other things, (1) manage the investment and reinvestment of the assets of the Fund; (2) continuously review, supervise, and administer the investment program of the Fund; (3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund; (4) provide the Trust and Fund with records concerning PFG’s activities under the New Advisory Agreement which the Trust and Fund are required to maintain; and (5) render regular reports to the Trust’s Board of Trustees and officers concerning PFG’s discharge of the foregoing responsibilities. PFG is not prohibited under the New Advisory Agreement from rendering similar services to others so long as PFG’s services to the Trust and Fund are not impaired thereby.

Under this arrangement, it is expected that the present investment techniques and investment selection process under Mr. Parr will continue. Mr. Parr would serve as the primary investment professional responsible for the Fund’s investment decisions.

Pursuant to the terms of the New Advisory Agreement, the Fund would pay PFG a fee for investment advisory and management services in an amount equal to an annualized rate of 1.25% of the average daily net assets of the Fund (the “Advisory Fee”). The Advisory Fee will be calculated daily based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and SAI and paid on the first business day of the month. The Advisory Fee and related terms of the New Advisory Agreement are the same as the Previous Advisory Agreement.

Payment of Fund Expenses Under The Expense Limitation Agreement

Under the terms of an expense limitation agreement dated August 1, 2007 between the Trust and PFG (the “Expense Limitation Agreement”), PFG has agreed for the fiscal year ending April 30, 2008 to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to the extent necessary to limit the Fund’s Expense Ratio for such year to 2.25% (the “Expense Cap”). The Expense Cap and related terms of the Expense Limitation Agreement are the same as the previous expense limitation agreement between the Trust and Pope.

Indemnification

The New Advisory Agreement provides that PFG shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which the New Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on PFG’s part in the performance of, or from reckless disregard by PFG of its obligations and duties under, the New Advisory Agreement. PFG does not have any responsibility or liability for the accuracy or completeness of the Trust's registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information that PFG supplies for inclusion therein. The Trust agrees to indemnify PFG to the full extent permitted by the Trust’s Declaration of Trust. Under the terms of the Trust’s Declaration of Trust, PFG and certain of its officers may be also entitled to indemnification from the Trust. The indemnification and limits of liability terms of the New Advisory Agreement are the same as the corresponding terms in the Previous Advisory Agreement.

Members and Principal Executive Officers of PFG

The following individuals are the members and principal executive officers of PFG. The principal business address of each such person is 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137. Mr. Parr owns 100% of the issued and outstanding voting securities of PFG.

Name	Principal Occupation

Stephen L. Parr	Mr. Parr is currently the Managing Member of PFG. From 2001-2007, he was a portfolio manager and vice president for Pope.

Sue L. Parr	Mrs. Parr is currently the Vice President of Human Resources for PFG.

Kimberly L. Williams	Ms. Williams is currently the Chief Compliance Officer, Vice President of Operations, and a Trader for PFG.

Dorothy L. Westmoreland	Ms. Westmoreland is currently the Vice President of Office Management of PFG.

Stephen D. Parr	Mr. Parr is currently Vice President of Research Analytics for PFG.

Robert S. Abrams	Mr. Abrams is currently a Member and was the Co-Founder of PFG.

Trustees and Officers of the Trust Associated with PFG

The following officers, employees, directors, general partners, and shareholders of PFG serve as an officer and/or Trustee on the Board of the Trust.

Name	Position with Trust

Stephen L. Parr	Trustee and President

Dorothy L. Westmoreland	Treasurer

Kimberly L. Williams	Secretary

Beneficial Equity Ownership of the Trust

As of July 31, 2007, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) the following percentages of each class of the then outstanding shares of the Fund:

Name and Title of Officer or Trustee	Amount of Beneficial Ownership	Percent
Donald G. Wood, Independent Trustee	None	None
James W. McDowell, Jr., Independent Trustee	17,522.543 shares of Class A	0.849%
Stephen L. Parr, Trustee & President	39,071.043 shares of Class A	1.795%
David Ganley, Chief Compliance Officer and Assistant Secretary	None	None
Kimberly L. Williams, Secretary	None	None
Dorothy L. Westmoreland, Treasurer	None	None

As of July 31, 2007, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of July 31, 2007.

Class A Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Automatic Data Processing 26 Broadway New York, NY 10004-1798	4,625.347 shares	5.0321%

Sterne Agee & Leach 813 Shades Creek Parkway Birmingham, AL 35209	6,868.132 shares	7.4722%

Class C Shares
Patrick & Amy Gotcher 3815 Bellaire Circle Fort Worth, TX 76109	288,994.010 shares	13.2813%

Marilyn Abrams Living Trust 21 Marion Avenue Albany, NY 12203	130,254.593 shares	5.9861%

Duration and Termination of the New Advisory Agreement

The New Advisory Agreement shall remain in effect for an initial two years after the Effective Date, and thereafter shall continue for successive annual periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees (including a vote of a majority of the Independent Trustees); or (ii) the vote of shareholders holding a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act.

The New Advisory Agreement may be terminated at any time (a) by the Trust, without the payment of any penalty, upon 60 days written notice of a decision to terminate the New Advisory Agreement by (i) vote of the Board of Trustees or (ii) vote of a majority of the outstanding voting securities of the Fund; or (b) by PFG upon 60 days written notice from PFG to the Trust and the Fund. In addition, the New Advisory Agreement will immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act and the SEC rules thereunder).

Board Considerations in Approving the New Advisory Agreement

At the Special Board Meeting on July 30, 2007, the Independent Trustees, in person, unanimously voted to approve the New Advisory Agreement and recommended the same to the Fund’s shareholders. The Independent Trustees, which were represented by independent counsel, had the opportunity to ask questions of PFG and its officers at the Special Board Meeting and consulted with independent counsel to the Independent Trustees as well as Trust counsel regarding the approval of the New Advisory Agreement. In reaching a decision to approve the New Advisory Agreement, the Board reviewed information that included, among other things, a memorandum from Trust counsel that outlined the Board’s duties and responsibilities in approving the New Advisory Agreement under Section 15(c) of the 1940 Act, an unaudited balance sheet of PFG, and information from PFG regarding its business included in a written memorandum from PFG to the Trust (the “Adviser Memorandum”).

In voting to approve the New Advisory Agreement and recommend the same to the Fund shareholders for their approval, the Board considered, among other things, the factors and issues discussed below.

Investment Management Options

In considering the proposed relationship with PFG, the Board considered that the Fund’s options were to (i) continue to retain Pope as the investment adviser or (ii) engage PFG as the new investment adviser. In this regard, the Board generally considered the Fund’s historical management and operations, and whether Pope and PFG had the resources, knowledge and interest to continue to serve as investment adviser to the Fund for the long-term. In this regard, the Board considered both firms’ personnel and experience. The Board also considered that Pope did not oppose the proposed transition from Pope to PFG and that Pope was (and continued to be) cooperative. Based on its review, the Board considered that PFG had the interest as well as the resources and knowledge to serve as investment adviser to the Fund.

Nature, Extent and Quality of Investment Advisory Services

In considering the nature and scope of the services provided by PFG, the Board considered PFG’s representation that the nature, extent and quality of services to be provided by PFG under the New Advisory Agreement would be at least the same as those being provided currently to the Trust by Mr. Parr. The Board considered that Mr. Parr, as the President and Portfolio Manager of the Fund, is the Managing Member of PFG and would continue to serve as an interested Trustee and the President of the Fund without additional compensation. The Board also considered representations that (i) Mr. Parr would continue to supervise and oversee investment management and related operations in a manner similar to his service while at Pope; and (ii) Mr. Parr would continue to serve as the primary portfolio manager responsible for the Fund’s investment decisions.

The Board examined the organizational structure and personnel of PFG and the financial and relationship resources of PFG reported by Mr. Parr. The Board considered the experience of the members of PFG’s management team and employees, noting that Mr. Parr and PFG’s other employees (other than Mr. Parr) had been involved with the management and operations of the Fund at Pope and would continue to serve similar, albeit expanded, roles with PFG. The Board accorded weight to the fact that, if implemented, the New Advisory Agreement should not disrupt the continued management of the Fund.

The Board also considered the responsibilities PFG would have under the New Advisory Agreement. The Board reviewed the services to be provided by PFG including without limitation, its investment advisory services, its coordination of services for the Fund among the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board also considered the Fund’s focus on China, and Mr. Parr’s knowledge and experience regarding investing in China and China-based companies. The Board also considered that the Trust's executive officers, other than the chief compliance officer, are employees of PFG, and that these officers would serve without additional compensation. After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the PFG’s business, investment techniques, compliance programs, and Parts 1 and II of PFG’s Form ADV), the Board concluded that the substantive terms of the New Advisory Agreement, including the services to be provided, are generally similar to those of comparable investment companies described in the market data then available and that the quality, extent, and nature of the services to be provided by PFG were satisfactory and adequate for the Fund.

Investment Performance

In examining the investment performance of the Fund and PFG, the Board examined the investment performance of the Fund since Mr. Parr assumed his responsibilities as a Fund portfolio manager at the Fund’s inception in 2005. The Board also considered its experience and representations from PFG that Mr. Parr had served as the principal portfolio manager for the Fund while at Pope and would continue as sole Portfolio Manager of the Fund upon the implementation of the New Advisory Agreement. The Board also compared the performance of the Fund with the performance of the benchmark indices, comparable funds managed by other advisers and comparable peer group indices. After reviewing the investment performance of the Fund, Mr. Parr’s prior experience managing the Fund and other advisory accounts, and other factors, the Board concluded that the investment performance of the Fund was satisfactory.

The Potential For Additional Benefits To Be Derived by PFG

 The Board also took into account the benefits of having PFG provide investment advisory services to the Trust on behalf of the Fund and, in particular, that doing so would allow Mr. Parr greater flexibility to manage the Fund by increasing his access to marketing resources and the Chinese market and thus better grow the Fund’s assets under management. In this regard, the Board considered the Trust’s relationships with broker-dealer firms that have been, or may become, active in selling shares of the Fund, and their indications that they support PFG as the new adviser for the Fund. In this regard, the Board accorded weight to the benefits that could potentially flow to the Fund from increased assets under management as a result of a new, long-term investment advisory relationship with PFG. The Independent Trustees accorded weight to PFG’s representation that it would seek to provide the Fund with at least the same level, quality, scope and nature of services currently being provided to the Trust under the Interim Advisory Agreement.

Costs of the Services Provided to the Fund and the Profits To Be Realized

In regards to the costs of the services to be provided and profits to be realized by PFG from the relationship with the Fund, the Board considered PFG’s staffing, personnel, and methods of operating; PFG’s compliance policies and procedures; the financial condition of PFG and the level of commitment to the Fund and PFG by the principals of PFG; the asset levels of the Fund; and the overall expenses of the Fund, including certain fee waivers and reimbursements by PFG on behalf of the Fund. The Board compared the Fund’s proposed management fee with fees paid to other investment advisers by other actively managed funds that invest primarily or substantially in companies in China. The Board also compared the expense ratios of comparable funds to the Fund’s expense cap through the Expense Limitation Agreement. The Board noted that PFG would subsidize the Fund to the extent necessary to meet its obligations under the Expense Limitation Agreement.

The Board also considered that, giving effect to the Expense Limitation Agreement, the Fund’s expense ratio is lower than the expense ratio of some other funds that the Board determined to be comparable to the Fund based on the type of fund, the style of investment management, the location of the companies invested in, and/or the nature of the markets invested in, among other factors. The Board also considered that, giving effect to the Expense Limitation Agreement, the Fund’s expense ratio was not as low as that of some other funds with certain comparable characteristics. In addition, the Board considered the uniqueness of the Fund’s investment objective and strategy and the lack of availability of direct comparisons to the Fund. The Board also considered potential benefits for PFG in managing the Fund, including promotion of PFG’s name, the ability for PFG to place small accounts into the Fund, and the potential for PFG to generate soft dollars from Fund trades that may benefit PFG’s clients other than the Fund. After comparing the fees under the Investment Advisory Agreement with those paid by comparable funds and considering all of the foregoing, the Board concluded that the fees to be paid to PFG by the Fund were fair and reasonable.

Economies of Scale

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors, the Board considered that the Fund’s fee arrangements with PFG involve both the management fee and the Expense Limitation Agreement. The Board determined that, while the management fee would remain the same at all asset levels, the Fund has experienced benefits from the Expense Limitation Agreement, and will continue to do so until the Fund’s assets grow to a level where PFG begins receiving its full fees. Thereafter, the Board noted that the Fund would continue to benefit from economies of scale under its agreements with service providers other than PFG. Following further discussion of the Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the Fund’s fee arrangements with PFG would provide benefits through the Expense Limitation Agreement and that, at the Fund’s current and projected net asset levels for the next two years, the Fund’s arrangements with PFG were fair and reasonable.

Brokerage and Portfolio Transactions

With regard to brokerage and portfolio transactions, the Board considered PFG’s standards, and performance in utilizing those standards, to seek best execution for Fund portfolio transactions. The Board also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with PFG; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that PFG’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible Conflicts of Interest

In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and/or PFG’s other accounts; the method for bunching of portfolio securities transaction; and the substance and administration of PFG’s code of ethics. Following further consideration and discussion, the Board indicated that PFG’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Conclusions

Prior to reaching its conclusions at the Special Board Meeting on July 30, 2007, the Board (including its Independent Trustees) evaluated the proposed arrangements at multiple telephonic and in-person meetings. In view of the wide variety of factors that the Board considered in connection with its evaluation of the New Advisory Agreement, it is not practical to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Board and the Independent Trustees based their approval on the totality of information presented to the Board and the investigation conducted by the Board. In considering the factors discussed above, individual Trustees may have given different weights to different factors. Based on their review of the abovementioned factors and discussion of the New Advisory Agreement, the Independent Trustees determined that the fees to be paid under the New Advisory Agreement were fair and reasonable in light of the services proposed to be provided by PFG to the Trust and the Fund. The Board then unanimously approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to the Fund’s shareholders for approval.

If the Fund’s shareholders approve Proposal 1, the New Advisory Agreement will remain in full force and effect for two years from the Effective Date and will renew for successive annual periods thereafter, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Trustees (including a vote of a majority of the Independent Trustees); or (ii) the vote of shareholders holding a majority of the outstanding voting securities of the Fund, in accordance with the requirements of the 1940 Act.

Current Fund Management

PFG currently provides investment advisory services to the Fund under the Interim Advisory Agreement, which is dated August 1, 2007. As discussed above, the Interim Advisory Agreement was approved by the Board at the Special Board Meeting and does not have to be submitted to the Fund’s shareholders for their approval. Mr. Parr, as portfolio manager of the Fund, is responsible for making the day-to-day investment management decisions concerning the composition of the Fund’s portfolio of securities. If the New Advisory Agreement is approved by the Fund’s shareholder, Mr. Parr will continue as portfolio manager of the Fund under the New Advisory Agreement.

Current Terms

PFG provides, among other things, the following services to the Fund: (1) manages the investment and reinvestment of the assets of the Fund; (2) continuously reviews, supervises, and administers the investment program of the Fund; (3) determines, in its discretion, the securities to be purchased, retained or sold (and implements those decisions) with respect to the Fund; (4) provides the Trust and Fund with records concerning PFG’s activities under the New Advisory Agreement which the Trust and Fund are required to maintain; and (5) renders regular reports to the Trust’s Board of Trustees and officers concerning PFG’s discharge of the foregoing responsibilities.

Under the terms of the Interim Advisory Agreement with the Trust, the Fund is obligated to pay PFG a monthly fee equal to an annualized rate of 1.25% of the average daily net assets of the Fund. As of the Record Date, the Trust has paid PFG an aggregate of $45,202.11in advisory fees.

Material Differences Between the Interim Advisory Agreement and the New Advisory Agreement

There are only two material differences between the terms of the Interim Advisory Agreement and the New Advisory Agreement. First, the term of the Interim Advisory Agreement is only 150 days, while the New Advisory Agreement has an initial term of two years. Second, the Trust may terminate the Interim Advisory Agreement on 10 calendar days written notice. In contrast, the Trust may terminate the New Advisory Agreement on 60 days written notice.

Vote Required

The New Advisory Agreement cannot become effective unless approved at the Special Meeting, or any adjournment thereof, by a vote of a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) the 1940 Act) of the Fund. This majority means the affirmative vote of the holders of the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. Abstentions and broker non-votes will have the same effect as a negative vote on the outcome of this proposal for voting purposes.

The Board of Trustees unanimously recommends that the Fund’s shareholders vote “FOR” the New Advisory Agreement.

PROPOSAL TWO

Other Business As May Come Before the Special Meeting

At the date of this Proxy Statement, the Trust has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, the proxies will be voted in the discretion of the proxy holders.

OTHER MATTERS

Future Shareholder Proposals

As a Delaware Trust, the Trust does not intend to, and is not required to, hold annual meetings of shareholders except under certain limited circumstances. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137. Shareholder proposals submitted for inclusion in a proxy statement for the Trust’s next annual meeting (or special meeting in lieu thereof) must be submitted within a reasonable time before the Trust begins to print and mail its proxy materials. Notice of a shareholder proposal submitted outside the procedures prescribed in Securities and Exchange Commission Rule 14a-8 will be considered untimely if not received at the Trust’s principal office within a reasonable time before the Trust mails its proxy materials for the current year.

Results of Voting

Shareholders will be informed of the voting results of the Special Meeting in the Fund’s semi-annual report for the six-month period ending October 31, 2007 on Form N-CSR, which will be filed with the SEC on or before January 9, 2008.

Proxy Delivery

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise. Call or write the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, write the Fund at The USX China Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904 or call the Fund toll-free at 877-244-6235

ADDITIONAL INFORMATION ABOUT THE FUND

Brokerage

During the fiscal year ended April 30, 2007, the Fund paid no brokerage commissions to any broker that is: (i) an affiliated person of the Fund; (ii) an affiliated person of such person; or (iii) an affiliated person that is also an affiliated person of the Fund, or any principal underwriter or administrator of the Fund.

Administrator

Matrix Capital Group, Inc., located at 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904, serves as the administrator and accounting agent of the Fund.

Distributor

Matrix Capital Group, Inc., located at 335 Madison Avenue, 11th Floor, New York, NY 10017, serves as the distributor of the Fund.

EXPENSES OF SOLICITATION

The proxies being solicited hereby are being solicited by the Board of Trustees of the Trust. The cost of preparing and soliciting proxies in the enclosed form, which may be up to approximately $35,000, will be borne by PFG. Officers and regular employees of PFG may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Fund will request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by such persons and reimburse such persons and the Trust’s transfer agent, Matrix Capital Group, Inc., for their reasonable out-of-pocket expenses in forwarding such materials.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF THE PARR FAMILY OF FUNDS
5100 Poplar Avenue
Suite 3117
Memphis, Tennessee 38137

2007 SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints DAVE GANLEY and KIMBERLY WILLIAMS (collectively, the “Proxies”), and each of them with full power of substitution and revocation, acting by majority of those present and voting or if only one is present and voting then that one, to vote the shares of The USX China Fund that the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on October 12, 2007 and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, with respect to the following:

1. To Approve the New Investment Advisory Agreement With Parr Financial Group, LLC

☐ FOR	☐ AGAINST	☐ ABSTAIN

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the 2007 Special Meeting of Shareholders and any adjournment or postponement thereof.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned. If signed and no direction is given for any item, this proxy will be voted FOR the approval of the Investment Advisory Agreement with Parr Financial Group, LLC, and, with respect to any other business as may properly be brought before the Special Meeting and any adjournments thereof, in accordance with the judgment of the person or persons voting on such matter or matters. Please return your executed form as soon as possible in the envelope provided to the Fund’s transfer agent, Matrix Capital Group, Inc., 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090-1904.

Dated: _______________, 2007

Name (print)	Signature

Name (print) (Only If Joint Owner)	Signature (Only If Joint Owner)

Please date and sign your name exactly as it appears on this Proxy.
Joint Owners of Fund Shares should each sign this Proxy.
When signing as attorney, executor, administrator or guardian, please give full title.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of ________, 2007, by and between the Parr Family of Funds, a Delaware Statutory Business Trust (the “Trust”) on behalf of The USX China Fund, a series of shares of the Trust (the “Fund”), and Parr Financial Group, LLC, a Tennessee limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Obligations of the Investment Adviser

  (a)  Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1) manage the investment and reinvestment of the assets of the Fund;

(2) continuously review, supervise, and administer the investment program of the Fund;

(3) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4) provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5) render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3. Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 1.25% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4. Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5. Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust's Declaration of Trust.

7. Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)  the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)  this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c) the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d) the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10. Representations and Warranties.

(a) Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Tennessee and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is (or will be) registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PARR FAMILY OF FUNDS	PARR FINANCIAL GROUP, LLC

By: _____________________	By: Stephen L. Parr
Title: ___________________	Title: Managing Member